Exhibit 10.2

                                    EXHIBIT B

          THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF
           ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND, AMONG
         OTHER RESTRICTIONS, HAVE NOT BEEN REGISTERED UNDER THE UNITED
        STATES SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED,
             SOLD, OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED, OR
           HYPOTHECATED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION
          STATEMENT, OR AN EXEMPTION FROM REGISTRATION, UNDER SUCH ACT

                                                        ___________ GP Warrants

                            GP STRATEGIES CORPORATION
                               WARRANT CERTIFICATE

         This warrant certificate ("GP Warrant Certificate") certifies that, for value received, [PURCHASER] or registered assigns (the "Holder") is the owner of the number of warrants ("GP Warrants") specified above, each of which entitles the Holder to subscribe for and purchase, at any time during the Exercise Period (as hereinafter defined), one fully paid and non-assessable share of Common Stock, $.01 par value ("GP Common Stock"), of GP Strategies Corporation, a Delaware corporation ("GP"), at an initial purchase price of $8.00 per share of GP Common Stock, subject to adjustment as hereinafter provided.

1.       Issue; Exercise Price; Agent

1.1 The GP Warrants evidenced hereby are part of the issue of 937,500 GP Warrants pursuant to the Note and Warrant Purchase Agreement (the "Purchase Agreement"), dated August 8, 2003, among GP, its wholly-owned subsidiaries National Patent Development Corporation, a Delaware corporation ("NPDC"), and MXL Industries, Inc., a Delaware corporation, the purchasers named therein, and Gabelli Funds, LLC, as agent (the "Agent"), relating to the issue of the GP Warrants and GP's 6% Conditional Subordinated Notes due 2008 (the "Notes").

1.2 Each GP Warrant entitles the Holder to subscribe for and purchase one share of GP Common Stock at an initial purchase price of $8.00 per share, subject to adjustment as hereinafter provided (the "Exercise Price"). The Exercise Price and number of shares of GP Common Stock issuable upon exercise of each GP Warrant (the "GP Warrant Shares") are subject to adjustment as provided below.

1.3 Each Holder, by accepting this GP Warrant Certificate, appoints and authorizes the Agent as the agent of the Holder, to take such action as agent on its behalf and to exercise such powers as are delegated to the Agent by the terms of the Purchase Agreement. Without limiting the foregoing, each Holder acknowledges that the GP Warrants may be amended by action of the Agent, with the consent of holders of a majority of the then-outstanding GP Warrants, and that all Holders of GP Warrants will be bound by any such amendment.

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2.       Exercise; Expiration Date

2.1 The GP Warrants are exercisable, at the option of the Holder, at any time after the Closing Date (as defined in the Purchase Agreement) (the "Original Issue Date") and on or before the Expiration Date (the "Exercise Period"), upon surrender of this GP Warrant Certificate to GP together with a duly completed notice of exercise, in the form attached hereto as Exhibit A (the "Notice of Exercise"), and payment, in the manner provided below, of an amount equal to the Exercise Price multiplied by the number of GP Warrants to be exercised. Such delivery shall be made at GP's office at 777 Westchester Avenue, Fourth Floor, White Plains, New York 10604, or such other place as may be designated by GP by notice to the Holder. The "Exercise Date" shall mean the date on which such Notice of Exercise and payment are delivered to GP.

2.2 The "Expiration Date" shall mean 5:00 p.m. New York time on the fifth anniversary of the Original Issue Date or, if such date is not a Business Day, then 5:00 p.m. New York time the next following Business Day. "Business Day" shall mean any date which in the State of New York is not a holiday or a day on which banks are authorized to close.

2.3 The Exercise Price for any GP Warrants shall be paid by delivery to GP, together with the Notice of Exercise, of (a) a certified or cashier's check or checks, in lawful money of the United States of America, (b) Notes, duly endorsed, in an integral multiple of $1,000 principal amount, valued as provided below, or (c) combination of the foregoing, all at the option of the Holder. The amount of the Exercise Price paid by delivery of any Notes (the "Note Payment Amount") shall be equal to the principal amount thereof plus any accrued and unpaid interest thereon to the Exercise Date, except that, if the Exercise Date is after a record date for payment of interest on the Notes but prior to the payment date thereof, the interest payable on such payment date on the Notes so delivered shall not be included in the Note Payment Amount and shall be paid on such payment date in accordance with the terms of the Notes. If the Note Payment Amount of the Notes delivered by the Holder exceeds the Exercise Price for the GP Warrants being exercised, the greatest amount of Notes in an integral multiple of $1,000 with a Note Payment Amount not greater than such aggregate Exercise Price shall be deemed to have been delivered, and GP shall execute and deliver a new Note for the remaining principal amount of such Notes.

2.4 Upon each exercise of the Holder's rights to purchase GP Warrant Shares, the Holder shall be deemed to be the holder of record of the GP Warrant Shares issuable upon such exercise, notwithstanding that the transfer books of GP shall then be closed or certificates representing such GP Warrant Shares shall not then have been actually delivered to the Holder. As soon as practicable, but no later than five Business Days, after each such exercise, GP shall issue and deliver to the Holder a certificate or certificates for the GP Warrant Shares issuable upon such exercise, registered in the name of the Holder. In the case of exercise of less than all the GP Warrants represented by this GP Warrant Certificate, GP shall cancel this GP Warrant Certificate upon the surrender hereof and shall execute and deliver to the Holder a new GP Warrant Certificate for the balance of such GP Warrants.

2.5 The issuance of any GP Warrant Shares or other securities upon the exercise of GP Warrants and the delivery of certificates or other instruments representing such securities shall be made without charge to the Holder for any tax or other charge in respect of such issuance. GP shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and GP shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to GP the amount of such tax or shall have established to the satisfaction of GP that such tax has been paid.

2.6 No fractional shares of GP Common Stock will be issued in connection with any exercise hereof of GP Warrants, but, in lieu of such fractional shares, GP shall make a cash payment therefor in an amount equal to the product of the applicable fraction and the Current Market Price (as defined below) as of the Exercise Date.

3.       Registration and Transfer

3.1 GP shall maintain a register (the "Register") for the registration and transfer of the GP Warrants and the registration and transfer of GP Warrant Shares.

3.2 Prior to due presentment for registration of transfer of this GP Warrant Certificate, or the GP Warrant Shares issued upon exercise of the GP Warrants evidenced hereby, GP may deem and treat the registered Holder thereof on the Register as the absolute owner thereof. GP shall be entitled to treat the registered holder of any GP Warrant on the Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such GP Warrant on the part of any other person, and shall not be liable for any registration or transfer of GP Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced.

3.3 Neither the GP Warrants evidenced hereby nor the GP Warrant Shares issuable upon exercise hereof have been registered under the Securities Act of 1933, as amended (the "Securities Act"). The Holders are entitled to the benefits of the Registration Rights Agreement, dated _____________, 2003 (the "Registration Rights Agreement"), made by GP in favor of the Holders. The Registration Rights Agreement provides, among other things, for certain restrictions on the disposition of the GP Warrants and the GP Warrant Shares, and each Holder, by acceptance of a GP Warrant Certificate, accepts the restrictions and other provisions of the Registration Rights Agreement. Without limiting the foregoing:

(a) No Holder may make any disposition of GP Warrants unless such disposition is (i) to an investment company registered under the Investment Company Act of 1940, as amended, which is advised by Gabelli Funds, LLC, (ii) of all of the GP Warrants held by such Holder, (iii) to one or more transferees each of whom, after giving effect to such disposition, will hold at least 50,000 GP Warrants, or (iv) required to enable such Holder to comply with any legal or regulatory restrictions.

     (b) In addition, no Holder shall make any disposition of any GP Warrants or GP Warrant Shares unless:

         (i) (A) each transferee is an accredited investor, as such term is defined in Regulation D promulgated under the Securities Act, and has indicated in the Form of Assignment attached hereto as Exhibit B (the "Form of Assignment") the basis on which such transferee is an accredited investor, (B) each transferee has agreed in writing to be bound by the terms of this GP Warrant Certificate, the Registration Rights Agreement, and the Purchase Agreement, including, without limitation, the provisions thereof with respect to the Agent and the obligations as a Security Holder (as defined in the Purchase Agreement) under the Purchase Agreement, (C) such Holder shall have notified GP of the proposed disposition, and (D) such Holder shall have furnished GP with an opinion of counsel (which opinion may be delivered by in-house counsel of Holder) in the form set forth as Exhibit C, or otherwise reasonably satisfactory to GP, that such disposition will not require registration of the securities to be disposed of under the Securities Act, provided that no such opinion shall be required if such transfer is pursuant to (I) Rule 144(k) promulgated under the Securities Act or (II) Rule 144A promulgated under the Securities Act; or

         (ii) in the case of a disposition of GP Warrant Shares, such disposition is pursuant to and in compliance with Rule 144 promulgated under the Securities Act, provided that GP may require that such Holder shall have furnished GP with an opinion of counsel (which opinion may be delivered by in-house counsel of Holder) in the form set forth as Exhibit C, or otherwise reasonably satisfactory to GP, that such disposition is in accordance with such Rule, provided that no such opinion shall be required if such transfer is pursuant to Rule 144(k) promulgated under the Securities Act; or

         (iii) in the case of a disposition of GP Warrant Shares, there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement.

     The execution and delivery of the Form of Assignment by the transferor and transferee indicating the satisfaction of the requirements of Sections 3.3(a), (b)(i)(A), (b)(i)(B), (b)(i)(C), and, if applicable, (b)(i)(D)(I)
     or (b)(i)(D)(II) shall be sufficient to satisfy such requirements with respect to the transfer of GP Warrants (except (other than with respect to Section 3(b)(i)(D)(II)) to the extent GP has notified the Holder promptly after receipt of such Form of Assignment that to GP's knowledge such requirements are not met, specifying in such notice the reason GP believes such requirements are not met).

3.4 Each GP Warrant Certificate, and each certificate representing GP Warrant Shares, shall be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under other applicable securities laws):

         THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND, AMONG OTHER RESTRICTIONS, HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR AN EXEMPTION FROM REGISTRATION, UNDER SUCH ACT

     3.5 GP shall register in the Register any permitted transfer of a GP Warrant Certificate, upon surrender of same to GP with a written instrument of transfer, in the form attached as Exhibit B, duly executed by the registered Holder or by a duly authorized attorney thereof and (unless being transferred to GP) by the transferee or by a duly authorized attorney thereof together with such other documents as may be required for such transfer as provided above. Upon any such registration of transfer, new GP Warrant Certificate(s) shall be issued to the transferee(s) and the surrendered GP Warrant Certificate shall be canceled by GP. A GP Warrant Certificate may also be exchanged, at the option of the Holder, for new GP Warrant Certificates representing in the aggregate the number of GP Warrants evidenced by the GP Warrant Certificate surrendered.

     3.6 Upon receipt by GP of reasonable evidence of the ownership of and the loss, theft, destruction, or mutilation of any GP Warrant Certificate and, in the case of loss, theft, or destruction, of indemnity reasonably satisfactory to GP, or, in the case of mutilation, upon surrender and cancellation of the mutilated GP Warrant Certificate, GP shall execute and deliver in lieu thereof a new GP Warrant Certificate representing an equal number of GP Warrants.

     3.7 Upon any  transfer  of GP  Warrants  or GP Warrant  Shares  pursuant to
Section 3.3(b)(i), the transferee shall be entitled to all of the benefits enjoyed by the transferor under the Purchase Agreement and the Registration Rights Agreement, and the transferor shall be relieved of any obligations under the Purchase Agreement arising after the date of such transfer.

     4. Stock Fully Paid; Reservation of Shares; Covenants

     4.1 GP covenants that it will at all times reserve and keep available out of its authorized GP Common Stock, solely for the purpose of issue upon exercise of the GP Warrants, such number of GP Warrant Shares as shall then be issuable upon the exercise of all outstanding GP Warrants.

     4.2 GP covenants that all GP Warrant Shares issued upon exercise of the GP Warrants shall be duly and validly issued and, upon payment for such shares as set forth herein, fully paid and non-assessable and free from all taxes, liens, and charges with respect to the issue thereof, and that upon issuance such shares shall be listed on each national securities exchange, if any, on which the other shares of outstanding GP Common Stock of GP are then listed.

     4.3 GP shall not by any action, including, without limitation, amending its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other action, avoid or seek to avoid the observance or performance of any of the terms of this GP Warrant Certificate, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against impairment.

     4.4 In case GP shall at any time (a) declare a stock dividend upon the GP Class B Stock payable in shares of GP Class B Stock or (b) make any distribution upon the GP Class B Stock payable in shares of GP Class B Stock or (c) subdivide the outstanding shares of GP Class B Stock into a greater number of shares or
(d) combine the outstanding shares of GP Class B Stock into a smaller number of shares, then and in any of such events GP shall make, declare, or effect a similar but ratable stock dividend or distribution or subdivision or combination of the shares of GP Common Stock but payable in shares of GP Common Stock.

     5. Adjustment of Exercise Price and Number of GP Warrant Shares

     5.1 The number of GP Warrant Shares or other securities or assets issuable upon the exercise of each GP Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of certain events as follows:

     (a)  Recapitalization,   Reorganization,  Reclassification,  Consolidation,
Merger, or Sale.

         (i) If GP, at any time after August 8, 2003 and prior to the Expiration Date or such earlier date that no GP Warrants are outstanding (the "Adjustment Period"), shall do any of the following (each a "Triggering Event"):

              (A) consolidate with or merge into any other Person and GP shall not be the continuing or surviving corporation of such consolidation or merger;

              (B) permit any other Person to consolidate with or merge into GP and GP shall be the continuing or surviving Person but, in connection with such consolidation or merger, any capital stock of GP shall be changed into or exchanged for securities of any other Person or cash or any other property (excluding issuance by GP of its capital stock in a merger or consolidation so long as the outstanding capital stock of GP is not changed or exchanged);

              (C) transfer all or substantially all of its properties or assets to any other Person;

              (D) effect a capital reorganization or reclassification of its capital stock; or

              (E) enter into any other transaction similar to any of the foregoing (provided that a Triggering Event shall not include a consolidation or merger to which any subsidiary of GP is a party so long as GP is not also a party to such consolidation or merger), then, and in the case of each such Triggering Event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this GP Warrant Certificate, the Holder of the GP Warrants represented by this GP Warrant Certificate shall be entitled

              (F) upon the exercise hereof at any time after the consummation of such Triggering Event, with respect to any GP Warrants which are not exercised prior to such Triggering Event, or are not redeemed in connection with such Triggering Event, to receive at the Exercise Price in effect at the time immediately prior to the consummation of such Triggering Event, the securities, cash, and property to which such Holder would have been entitled upon the consummation of such Triggering Event if such Holder had exercised such GP Warrants immediately prior thereto, subject to adjustments and increases (subsequent to such corporate action) as nearly equivalent as possible to the adjustments and increases provided for in this Section 5, or

              (G) to sell such GP Warrants (or, at such Holder's election, a portion thereof) to the Person continuing after or surviving such Triggering Event, or to GP (if GP is the continuing or surviving Person), at a sales price payable in cash or Marketable Securities or a combination thereof (as determined by such Person or GP, as the case may be) equal to (I) the sum of the amount of cash and the fair market value (as determined in the good faith judgment of the Board of Directors of GP) of the property and/or securities to which a holder of the number of shares of GP Common Stock which would otherwise have been delivered upon the exercise of such GP Warrants (or the portion thereof so sold) would have been entitled upon the effective date or closing of any such Triggering Event less (II) an amount equal to the aggregate Exercise Price in effect immediately prior to such Triggering Event applicable to all of such GP Warrants (or the portion thereof so sold).

              (ii) Notwithstanding anything contained in this GP Warrant Certificate to the contrary, GP will not effect any Triggering Event unless, prior to the consummation thereof, (A) each Person (other than GP) which may be required to deliver any securities, cash, or property upon the exercise of GP Warrants, as provided herein, or otherwise under this GP Warrant Certificate, shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder, (I) the obligations of GP under this GP Warrant Certificate (and, if GP shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release GP from, any continuing obligations of GP under this GP Warrant Certificate) and (II) the obligation to deliver to such Holder such shares of securities, cash, or property as, in accordance with the provisions of Section 5.1(a)(i), such Holder shall be entitled to receive, and (B) such Person shall have delivered to such Holder an opinion of counsel for such Person (which may be in-house counsel), which counsel shall be reasonably satisfactory to such Holder, stating that this GP Warrant Certificate shall thereafter continue in full force and effect and the terms hereof

         (including, without limitation, all of the provisions of this Section 5.1(a)) shall be applicable to the securities, cash, or property which such Person may be required to deliver upon any exercise of the GP
         Warrants or the exercise of any rights provided in this GP Warrant Certificate.

     (b) Subdivision or Combination of Shares. If GP, at any time during the Adjustment Period, shall subdivide or combine any shares of GP Common Stock, (i) in case of subdivision of shares, the number of GP Warrant Shares issuable upon exercise of each GP Warrant immediately prior to such subdivision shall be proportionately increased (as at the effective date of such subdivision or, if GP shall take a record of the holders of the GP Common Stock for the purpose of so subdividing, as at the applicable record date, whichever is earlier) to reflect the increase in the total number of shares of GP Common Stock outstanding as a result of such subdivision, or (ii) in the case of a combination of shares, the number of GP Warrant Shares issuable upon exercise of each GP Warrant immediately prior to such subdivision shall be proportionately reduced (as at the effective date of such combination or, if GP shall take a record of the holders of the GP Common Stock for the purpose of so combining, as at the applicable record date, whichever is earlier) to reflect the reduction in the total number of shares of GP Common Stock outstanding as a result of such combination.

     (c) Stock Dividends. If GP, at any time during the Adjustment Period, shall pay a dividend in, or make any other distribution to its stockholders (without consideration therefor) of, shares of GP Common Stock, the number of GP Warrant Shares issuable upon exercise of each GP Warrant shall be adjusted, as at the date GP shall take a record of the holders of GP's capital stock for the purpose of receiving such dividend or other distribution (or, if no such record is taken, as at the date of such payment or other distribution), such that each GP Warrant shall thereafter evidence the right to purchase a number of GP Warrant Shares determined by multiplying the number of GP Warrant Shares issuable upon the exercise of each GP Warrant in effect immediately prior to such record date (or if no such record is taken, then immediately prior to such payment or other distribution) by a fraction, (i) the numerator of which shall be the total number of shares of GP Common Stock outstanding immediately after such dividend or distribution (plus, in the event that GP paid cash for fractional shares, the number of additional shares which would have been outstanding had GP issued fractional shares in connection with said dividends) and (ii) the denominator of which shall be the total number of shares of GP Common Stock outstanding immediately prior to such dividend or distribution.

     (d) Spin Off. Upon completion of the Spin-Off (as defined in the Purchase Agreement), the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the Spin-Off by a fraction, (i) the numerator of which is the Current Market Price immediately after the Spin-Off and (ii) the denominator of which is the sum of (A) the Current Market Price immediately after the Spin-Off and (B) the product obtained by multiplying the NPDC Market Price (as defined below) by the number of shares of Class A Common Stock (or other security) of NPDC issuable in the Spin-Off to the holder of one share of GP Common Stock.

     (e) Other Distributions. If GP, at any time during the Adjustment Period, shall distribute to all holders of GP Common Stock, or all holders of GP Common Stock shall otherwise become entitled to receive, shares of capital stock of GP (other than dividends or distributions on the GP Common Stock referred to in Section 5.1(c)), evidences of its indebtedness, cash, assets (other than dividends or distributions payable in shares of GP Common Stock, and other than as referred to in Section 5.1(d)), rights, options, or warrants providing the right to subscribe for or purchase any shares of GP's capital stock or evidences of its indebtedness, or securities convertible into or exchangeable for shares of GP Common Stock, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to such event by a fraction, (i) the numerator of which shall be the Current Market Price on the record date for the determination of shareholders entitled to receive such distribution, less the fair market value (as determined in good faith by the Board of Directors of GP) of the portion of the shares of GP's capital stock other than GP Common Stock, evidences of indebtedness, assets, or such rights, options, warrants, or convertible securities, or the amount of such cash, distributable with respect to each share of GP Common Stock, and (ii) the denominator of which shall be the Current Market Price on such record date. Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively as of the record date for the determination of shareholders entitled to receive such distribution.

     (f) Adjustment of Shares. Upon each adjustment of the Exercise Price as a result of Section 5.1(e), each GP Warrant shall thereafter evidence the right to purchase, at the Exercise Price as adjusted as provided therein, a number of GP Warrant Shares equal to the product obtained by multiplying (i) the number of shares issuable upon exercise of one GP Warrant prior to such adjustment by (ii) a fraction, the numerator of which is the Exercise Price in effect immediately prior to such adjustment and the denominator of which is the Exercise Price in effect immediately after such adjustment. No such adjustment of the number of GP Warrant Shares deliverable on exercise of the GP Warrants shall be made in connection with the adjustment of the Exercise Price provided for in Section 5.1(d).

     (g) Adjustment of Exercise Price. All calculations under this Section 5.1 shall be made to the nearest cent or to the nearest one-ten thousandth of a share, as the case may be; provided, however that, no adjustment in the Exercise Price shall be required if such adjustment is less than $.01; and provided, further, that any adjustments which by reason of this Section 5.1(g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

     (h) Changes to GP Warrant Certificate. Anything in this Section 5.1 to the contrary notwithstanding, GP shall be entitled, but shall not be required, to make such changes in the number of GP Warrant Shares issuable upon the exercise of each GP Warrant, or in the Exercise Price, in addition to those required by this Section 5.1, as GP in its discretion shall determine to be advisable so that any dividend or distribution in shares of GP Common Stock, subdivision, reclassification, or combination of shares of GP Common Stock, issuance of rights, warrants, or options to purchase GP Common Stock, or distribution of shares of stock other than GP Common Stock, cash, evidences of indebtedness or assets, or convertible or exchangeable securities made by GP to the holders of the GP Common Stock shall not result in any tax to the holders of the GP Common Stock or securities convertible into GP Common Stock.

     (i) Other Action Affecting GP Common Stock. If, during the Adjustment Period, GP shall take any action affecting the GP Common Stock, other than an action described in any of Sections 5.1(a) through (e), inclusive, and the failure to make any adjustment would not fairly protect the purchase rights represented by this GP Warrant Certificate in accordance with the essential intent and principle of this Section 5.1, then the number of GP Warrant Shares issuable upon exercise of each GP Warrant and the Exercise Price, as applicable, shall be adjusted in such manner and at such time as the Board of Directors of GP may in good faith determine to be equitable in the circumstances.

     5.2 Notice of Adjustments. Whenever the Exercise Price or the number of GP Warrant Shares issuable upon the exercise of each GP Warrant is adjusted as provided in this Section 5 hereof (for purposes of this Section 5.2, each an "adjustment"), GP shall cause its Chief Financial Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Exercise Price or the number of GP Warrant Shares issuable upon the exercise of each GP Warrant after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder at the address of the Holder shown on the Register, promptly after each adjustment. Any dispute between GP and the Holder with respect to the matters set forth in such certificate may at the option of the Holder be submitted to the independent accounting firm then regularly engaged by GP, which firm shall be requested to deliver a written opinion as to such matters to GP and the Holder within 30 days after submission to it of such dispute. Such opinion shall be final and binding on the parties hereto. The fees and expenses of such accounting firm shall be paid by GP.

     5.3 If, at any time after the Original Issue Date and prior to the end of the Adjustment Period, GP shall:

     (a) pay any dividend or make any distribution on the GP Common Stock;

     (b) issue any rights, warrants, or other securities to all holders of GP Common Stock entitling them to purchase any additional shares of GP Common Stock or any other rights, warrants, or other securities;

     (c) effect any reclassification or change of the outstanding GP Common Stock, or any consolidation, merger, sale, lease, or conveyance of property described in Section 5.1; or

     (d) effect any liquidation, dissolution, or winding-up of GP;

then, and in any one or more of such cases, GP shall mail written notice thereof to the Holder at the Holder's address as it shall appear in the Register, mailed at least 10 days prior to (i) the date as of which the holders of record of shares of GP Common Stock to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined or (ii) the date on which any such reclassification, change, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up is expected to become effective.

     5.4 The form of GP Warrant Certificate need not be changed because of any change in the Exercise Price or the number of GP Warrant Shares or other securities or assets issuable upon the exercise of a GP Warrant, and GP Warrant Certificates issued before or after such change may state the same Exercise Price, the same number of GP Warrants, and the same number of GP Warrant Shares issuable upon exercise of GP Warrants as are stated in the GP Warrant Certificates theretofore issued. GP may, however, at any time, in its sole discretion, make any change in the form of GP Warrant Certificate that it may deem appropriate in view of any such change and that does not affect the substance thereof, and any GP Warrant Certificates thereafter issued or countersigned, whether in exchange or substitution for an outstanding GP Warrant Certificate or otherwise, may be in the form as so changed.

     5.5 In any case in which this Section 5 shall require that an adjustment in the Exercise Price be made effective as of a record date for or other date relating to a specified event, and in the case of an adjustment under Section 5.1(d), GP may elect to defer, until the occurrence of such event or, in the case of the Spin-Off, the determination of the adjusted Exercise Price, issuing to the Holder, if the Holder exercised GP Warrants after such record or other date, the shares of GP Common Stock, if any, issuable upon such exercise over and above the number of GP Warrant Shares, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that GP shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares.

     6. Definitions

     6.1 For purpose of this GP Warrant Certificate, the following terms have the following meanings:

     "Current Market Price" on any date shall mean the average of the daily closing prices of the GP Common Stock for the 20 consecutive trading days immediately preceding the date in question, except that, for purposes of Section 5.1(d) only, the "Current Market Price" shall mean the average of the daily closing prices of the GP Common Stock over the 20 consecutive trading days commencing on the record date for the Spin-Off. The "NPDC Market Price" shall mean the average of the daily closing prices of the Class A Common Stock of NPDC (or any other security issued in the Spin-Off to the holder of one share of GP Common Stock) over the 20 consecutive trading days commencing on the record date for the Spin-Off. The closing price of the GP Common Stock or Class A Common Stock of NPDC (or any other security issued in the Spin-Off to the holder of one share of GP Common Stock) for each day shall be the last reported sales price regular way of such stock or, if no such reported sale of such stock takes place on such day, the closing bid price regular way of such stock, in either case on the principal national securities exchange (including, for purposes hereof, Nasdaq) on which the GP Common Stock or Class A Common Stock of NPDC (or any other security issued in the Spin-Off to the holder of one share of GP Common Stock), respectively, is listed or admitted to trading or, if such stock is not listed or admitted to trading on any national securities exchange, the highest reported closing bid price for such stock as furnished by the Nasdaq or a similar organization if Nasdaq is no longer reporting such information. If on any such date the GP Common Stock or Class A Common Stock of NPDC (or any other security issued in the Spin-Off to the holder of one share of GP Common Stock), as the case may be, is not listed or admitted to trading on any United States national securities exchange and is not quoted by Nasdaq or any similar organization, the fair value of a share of such stock on such date, as determined in good faith by the Board of Directors of GP, whose determination shall be conclusive absent manifest error, shall be used.

     "Person" means an individual, a corporation, a partnership, a trust, a limited liability company, an unincorporated organization, or a government organization or an agency or political subdivision thereof.

     "Marketable Securities" means securities of a class which are registered under the Securities Act, whether or not such securities are actually registered under the Securities Act, so long as such securities may be registered under the Securities Act pursuant to currently exercisable demand registration rights.

     7. Miscellaneous

     7.1 The Holder of any GP Warrant shall not have, solely on account of such status, any rights of a stockholder of GP, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of GP, except as provided in this GP Warrant Certificate.

     7.2 This GP Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York.

     7.3 GP stipulates that the remedies at law of the Holder in the event of any default or threatened default by GP in the performance of or compliance with any of the terms of this GP Warrant Certificate are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise. Time is of the essence in this GP Warrant Certificate.

     7.4 This GP Warrant Certificate, the GP Warrants, and all other rights evidenced hereby shall inure to the benefit of and be binding upon the permitted successors and assigns of GP, the Holder, and (to the extent provided herein) the holders of GP Warrant Shares issued pursuant hereto, and shall be enforceable by any such Holder or holder of GP Warrant Shares.

     7.5 If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this GP Warrant Certificate, but this GP Warrant Certificate shall be construed as if such unenforceable provision had never been contained herein.

     7.6 The headings of the Sections of this GP Warrant Certificate are for convenience of reference only and shall not, for any purpose, be deemed a part of this GP Warrant Certificate.

         IN WITNESS WHEREOF, GP has caused this GP Warrant Certificate to be duly executed by its officers thereunto duly authorized and its corporate seal to be affixed hereon, as of this ______ day of ______, 200_.

                                     GP STRATEGIES CORPORATION


                                     By: __________________________________
                                         Name:
                                         Title:
Attest:

---------------------------------
Name:
Title: